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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 11, 2004

                              MYMETICS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                            (State of Incorporation)



            000-25132                           25-1741849
      (Commission File Number)     (I.R.S. Employer Identification No.)

                            14, RUE DE LA COLOMBIERE
                             1260 Nyon, SWITZERLAND
                    (Address of principal executive offices)


                               011 41 22 363 13 10
              (Registrant's telephone number, including area code)


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PART II. OTHER INFORMATION

ITEM  5. OTHER  EVENTS.

On May 11, 2004, MFC Merchant Bank SA agreed not to request repayment of the ME3.2 loan granted to Mymetics Corporation before December 31, 2004, under the condition that we issue the bank 500,000 common shares (with a 144 restriction) of Mymetics Corporation as a remuneration for this extension.

The repayment of this loan, which is collateralized by a lien on essentially all of our patents portfolio, was previously due on June 30, 2004, as more fully disclosed in our Form 10-Q for the period ended September 30, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 11, 2004                          MYMETICS CORPORATION


                                            By: /s/ Christian Rochet
                                               -------------------------------
                                               Christian Rochet,
                                               President,
                                               Chief Executive Officer